UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 31, 2007

LMI AEROSPACE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Missouri
(State or Other Jurisdiction of Incorporation)

0-24293	43-1309065
(Commission File Number)	(IRS Employer Identification No.)

411 Fountain Lakes Boulevard, St. Charles, Missouri	63301
(Address of Principal Executive Offices)	(Zip Code)

(636) 946-6525
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                      Completion of Acquisition or Disposition of Assets.

On August 6, 2007, LMI Aerospace, Inc. (“LMI,” “we,” or “our”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of our acquisition of D3 Technologies, Inc. (“D3”). The Initial Form 8-K is incorporated herein by reference. We are filing this Amended Current Report on Form 8-K/A to report the financial statements and unaudited pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively.

Item 9.01.  Financial Statements and Exhibits

(a)
Financial Statements of Business Acquired.

The unaudited financial statements of D3 as of and for the six month periods ended June 30, 2007 and June 30, 2006 are filed with this Form 8-K/A as Exhibit 99.2. The audited financial statements of D3 as of and for the years ended December 31, 2006, 2005 and 2004, and the related report of LevitZacks, are filed with this Form 8-K/A as Exhibit 99.3.

(b)
Pro Forma Financial Information.

The unaudited pro forma financial information included with this Form 8-K/A has been prepared to illustrate the pro forma effects for the acquisition of D3. The unaudited pro forma condensed combined balance sheet as of June 30, 2007 and the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2007 and the twelve months ended December 31, 2006 are filed with this Form 8-K/A as Exhibit 99.4. The unaudited pro forma condensed combined balance sheet as of June 30, 2007 gives effect to the acquisition of D3 as if it had occurred as of June 30, 2007. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2007 and the twelve months ended December 31, 2006 give effect to the acquisition of D3 as if it had occurred on January 1, 2006. All pro forma information in this Form 8-K/A has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the acquisition actually occurred on the dates indicated or what may result in the future.

(c)	Exhibits

	Exhibit No.	Description

2.1
Stock Purchase Agreement, dated June 17, 2007, by and among LMI and each of the shareholders of D3 (incorporated herein by reference from registrant’s Current Report on Form 8-K filed with the SEC on June 18, 2007).

99.1
LMI’s Press Release, dated July 31, 2007, announcing the completion of its acquisition of D3 (incorporated herein by reference from registrant’s Current Report on Form 8-K filed with the SEC on August 6, 2007).

	99.2*	Unaudited Financial Statements of D3 as of and for the six month periods ended June 30, 2007 and June 30, 2006.

	99.3*	Audited financial statements of D3 Technologies, Inc. as of and for the years ended December 31, 2006, 2005 and 2004, and related report of LevitZacks, independent auditors.

99.4*
Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 2007 and the twelve months ended December 31, 2006; Unaudited Pro Forma Condensed Combined Balance Sheet as of  June 30, 2007.

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*   Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 16, 2007

LMI AEROSPACE, INC.

By:	/s/ Lawrence E. Dickinson
Lawrence E. Dickinson
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1
Stock Purchase Agreement, dated June 17, 2007, by and among LMI and each of the shareholders of D3 (incorporated herein by reference from registrant’s Current Report on Form 8-K filed with the SEC on June 18, 2007).

99.1
LMI’s Press Release, dated July 31, 2007, announcing the completion of its acquisition of D3 (incorporated herein by reference from registrant’s Current Report on Form 8-K filed with the SEC on August 6, 2007).

99.2*	Unaudited Financial Statements of D3 as of and for the six month periods ended June 30, 2007 and June 30, 2006.

99.3*	Audited financial statements of D3 Technologies, Inc. as of and for the years ended December 31, 2006, 2005 and 2004, and related report of LevitZacks, independent auditors.

99.4*
Unaudited Pro Forma Condensed Combined Statements of Income for the six months ended June 30, 2007 and the twelve months ended December 31, 2006; Unaudited Pro Forma Condensed Combined Balance Sheets as of June 30, 2007.

________________
*   Filed herewith